Exhibit (99.1)

Media Contact:
Christopher Veronda, Kodak, +1 585-724-2622, christopher.veronda@kodak.com

KODAK INITIATES EMERGENCE PROCESS:
FILES PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT

Outlines Strategic Vision for Leadership in Commercial Imaging

Company Positioned to Emerge from Bankruptcy in the Third Quarter

ROCHESTER, N.Y., April 30 – Eastman Kodak Company today filed its Plan of Reorganization and Disclosure Statement with the U.S. Bankruptcy Court for the Southern District of New York.
The Plan of Reorganization and Disclosure Statement contain a detailed description of Kodak’s post emergence business plan which maintains and extends Kodak’s leadership position in the Commercial Imaging Industry. Kodak will help define the future development of that industry through its high-quality, cost-effective products and services, leveraging its unique combination of technological and market strengths and competitive differentiators. The Disclosure Statement also includes a historical profile of the company, a description of the proposal of distributions to the company’s creditors, and financial forecasts.

The documents also describe the comprehensive settlement reached with Kodak’s largest creditor, the U.K. Kodak Pension Plan, which includes the spin-off of Kodak’s Personalized Imaging and Document Imaging and settles $2.8 billion in claims. That transaction was announced yesterday.
The company expects the court to schedule a hearing in mid-June to determine the adequacy of the disclosures contained in the documents to provide creditors the ability to evaluate the company’s Plan of Reorganization. The company will then schedule a vote on the plan by creditors. In the interim, Kodak will work with its creditors’ committees to obtain their support of the plan and may, from time to time, file amendments and supplements to the documents. The company expects to emerge from Chapter 11 restructuring in the third quarter.

“The filing of the Plan of Reorganization and Disclosure Statement represents a major milestone in our reorganization: this initiates our emergence process,” said Antonio M. Perez, Kodak’s Chairman and Chief Executive Officer. “We now have a clear path forward for Kodak, and we are positioning the company for a profitable and sustainable future.

“This process is clear evidence of the outstanding dedication and innovative spirit of the people of Kodak in serving customers worldwide and in supporting the company’s transformation to a commercially-based business. Through the actions we have taken, Kodak has successfully fulfilled the four primary objectives for its Chapter 11 filing – bolstering liquidity, monetizing non-strategic intellectual property, fairly resolving legacy liabilities, and focusing on our most valuable business lines.”
Please see Notes to Editors below for a summary of the description of Kodak Commercial Imaging from the Disclosure Statement.

Kodak’s Plan of Reorganization and Disclosure Statement are at www.kccllc.net/kodak. The Disclosure Statement is subject to approval by the Court, and the Plan is subject to confirmation by the Court. This press release is not intended as a solicitation for a vote on the Plan within the meaning of section 1125 of the Bankruptcy Code.

NOTES TO EDITORS ON KODAK COMMERCIAL IMAGING
Kodak is a trusted leader in conventional and digital technologies that serve the $720 billion commercial, packaging and functional printing market. Kodak is focused on meeting customer needs and leading the Commercial Imaging industry, in which Kodak has a compelling and unique combination of advantages.  These include:

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Strong technology: Kodak’s innovative technologies enable the company to provide its customers with qualitatively different advanced solutions and to shape the development of commercial printing markets in the future.

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Strong market mix: Kodak operates in a highly advantageous mix of large, established and steady markets, which continue their digital transition, as well as early-stage markets with excellent prospects for dynamic growth.

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Strong position: Kodak is a recognized leader in these markets, with cash-generative businesses in the large markets and excellent positioning to achieve volume and profitability gains in the growth markets.

The company’s Commercial Imaging portfolio meets two distinct needs for its customers:

•	Transforming large printing markets with digital offset, digital print and hybrid solutions; and
•	Developing new solutions for high-growth markets.

Its innovative technologies are encompassed in two business segments:

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Graphics, Entertainment and Commercial Films (GECF) includes Computer-to-Plate output devices that currently image more than 30% of offset printing plates used worldwide; digital plates like the innovative KODAK SONORA Process Free Plate which, as it is durable and does not require processing, improves cost savings, efficiency, and sustainability practices. GECF also provides front-end controllers for digital presses, and workflow and other software solutions for commercial printers. The unit also includes Kodak’s leading films and services for the motion picture and entertainment industry; aerial and industrial films; and inks, chemicals and components.

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Digital Printing and Enterprise (DP&E) includes continuous inkjet technologies like KODAK PROSPER Presses and Systems that deliver offset-class digital printing at very high speeds; electrophotographic technologies for short-run, personalized print applications; Kodak’s industry-recognized FLEXCEL Solutions for use in flexographic package printing; and a variety of business services, including content, document, brand, and security management. DP&E also includes technologies for functional printing which will initially be used for touch panel sensors, and will expand to manufacturing of other materials including transistors, fuel cells and display screens.

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This document includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, financing needs, business trends, and other information that is not historical information. When used in this document, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2012, under the headings “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following: the Company’s ability to successfully emerge from Chapter 11 as a profitable sustainable company; the ability of the Company and its subsidiaries to develop, secure approval of and consummate one or more plans of reorganization with respect to the Chapter 11 cases; the Company’s ability to improve its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth; our ability to raise sufficient proceeds from the sale of businesses and non-core assets; the businesses the Company expects to emerge from Chapter 11; the ability of the company to discontinue certain businesses or operations; the ability of the Company to continue as a going concern; the Company’s ability to comply with the Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) covenants in its debtor-in-possession credit agreements; our ability to obtain additional financing; the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects; the outcome of our intellectual property patent litigation matters; the Company’s ability to generate or raise cash and maintain a cash balance sufficient to comply with the minimum liquidity covenants in its debtor-in-possession credit agreements and to fund continued investments, capital needs, restructuring payments and service its debt; our ability to fairly resolve legacy liabilities; the resolution of claims against the Company; the Company’s ability to retain key executives, managers and employees; the Company’s ability to maintain product reliability and quality and growth in relevant markets; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this document, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

2013